Employee Benefits	12 Months Ended
Dec. 31, 2012
Employee Benefits [Abstract]
Employee Benefits

Note 18:	Employee Benefits

The Company has entered into Change in Control Agreements with Mark A. Klein, President and Chief Executive Officer and Anthony V. Cosentino, Executive Vice President and Chief Financial Officer.  Under the terms of the agreements, the named executive officers are entitled to receive certain severance or change in control payments and benefits if they are terminated by the Company under certain circumstances.

The Company has retirement savings 401(k) plans covering substantially all employees.  Employees contributing up to 4 percent of their compensation receive a Company match of 100 percent of the employee’s contribution.  Employee contributions are vested immediately and the Company’s matching contributions are fully vested after three years of employment.  Employer contributions charged to expense for 2012 and 2011 were $0.37 million and $0.37 million, respectively.

Also, the Company has Supplemental Executive Retirement Plan (“SERP”) Agreements with certain active and retired officers.  The agreements provide monthly payments for up to 15 years that equal 15 percent to 25 percent of average compensation prior to retirement or death.  The charges to expense for the current agreements were $0.14 million and $0.14 million for 2012 and 2011, respectively.

Life insurance plans are provided for certain executive officers on a split-dollar basis.  The Company is the owner of the split-dollar policies.  The officers are entitled to a sum equal to two times either the employee’s annual salary at death, if actively employed, or final annual salary, if retired, less $0.05 million, not to exceed the employee’s portion of the death benefit.  The Company is entitled to the portion of the death proceeds which equates to the cash surrender value less any loans on the policy and unpaid interest or cash withdrawals previously incurred by the Company.  The employees have the right to designate one or more beneficiaries to receive their share of the proceeds payable upon death.

Additional life insurance is provided to certain officers through a bank-owned life insurance policy (“BOLI”).  By way of a separate split-dollar agreement, the policy interests are divided between State Bank and the insured’s beneficiary.  State Bank owns the policy cash value and a portion of the policy net death benefit, over and above the cash value assigned to the insured’s beneficiary. The cash surrender value of all life insurance policies totaled approximately $12.6 million at December 31, 2012, and $12.2 million at December 31, 2011.

The Company has a noncontributory employee stock ownership plan (“ESOP”) covering substantially all employees of the Company and its subsidiaries.  Voluntary contributions are made by the Company to the plan.  Each eligible employee is vested based upon years of service, including prior years of service.  The Company’s contributions to the account of each employee become fully vested after three years of service.

Benefit expense for the value of the stock purchased is recorded equal to the fair market value of the stock when contributions, which are determined annually by the Board of Directors of the Company, are made to the ESOP.  Allocated shares in the ESOP at December 31, 2012 and 2011, were 442,861 and 370,820, respectively.

Dividends on allocated shares are recorded as dividends and charged to retained earnings.  Compensation expense is recorded equal to the fair market value of the stock when contributions, which are determined annually by the Board of Directors of the Company, are made to the ESOP.  ESOP expense for the years ended December 31, 2012 and 2011 was $0.40 million and $0.30 million, respectively.